EXHIBIT 10.68

CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit, as indicated by “[*]”, have been omitted, pursuant to a request for confidential treatment under Rule 24b-2 of the
 Securities Exchange Act of 1934.  The omitted materials have been filed separately with the Securities and Exchange Commission

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*Confidential

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*Confidential

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*Confidential

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*Confidential